THE COMMUNITY DEVELOPMENT FUND

                                   PROSPECTUS


                               AS OF MAY 1, 2017


                     THE COMMUNITY DEVELOPMENT FUND (CDCDX)

                                 CLASS A SHARES

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMMUNITY DEVELOPMENT FUND

About This Prospectus

TABLE OF CONTENTS                                                           Page
FUND SUMMARY .............................................................     1
Investment Goals .........................................................     1
Fees and Expenses ........................................................     1
Principal Investment Strategy ............................................     2
Principal Risks ..........................................................     3
Performance Information ..................................................     5
Management ...............................................................     5
Purchase and Sale of Fund Shares .........................................     5
Tax Information ..........................................................     6
Payments to Broker-Dealers and Other Financial Intermediaries ............     6
MORE INFORMATION ABOUT INVESTMENTS .......................................     7
Community Reinvestment Act of 1977 .......................................     7
Fund Investments .........................................................    10
MORE INFORMATION ABOUT RISKS .............................................    11
Risk Information .........................................................    11
More Information About Principal Risks ...................................    12
INVESTMENT ADVISER .......................................................    18
INVESTMENT SUB-ADVISER ...................................................    20
PORTFOLIO MANAGER ........................................................    20
PURCHASING AND SELLING FUND SHARES .......................................    20
HOW TO PURCHASE FUND SHARES ..............................................    20
Pricing of Fund Shares ...................................................    22
Purchases of Shares Through a Financial Intermediary .....................    23
Exchange of Securities ...................................................    23
Frequent Purchases and Redemptions of Fund Shares ........................    23
Customer Identification and Verification and Anti-Money
  Laundering Program .....................................................    25
HOW TO SELL YOUR FUND SHARES .............................................    25
Receiving Your Money .....................................................    25
Redemptions in Kind ......................................................    26
Suspension of Your Right to Sell Your Shares .............................    26
DISTRIBUTION AND CRA SERVICING PLANS .....................................    26
Distributor ..............................................................    26
Distribution Plan ........................................................    26
CRA Servicing Plan .......................................................    26
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION .............................    27
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................    27
Dividends and Distributions ..............................................    27
Taxes ....................................................................    27
ADDITIONAL INFORMATION ...................................................    28
FINANCIAL HIGHLIGHTS .....................................................    29
HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST                        BACK COVER

FUND SUMMARY

INVESTMENT GOALS

The Fund's investment objectives are to provide current income consistent with the preservation of capital and enable institutional investors that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended (the "CRA"), to claim favorable regulatory consideration of their investment.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


--------------------------------------------------------------------------------
Management Fees                                                            0.30%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                  0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             1.38%
                                                                           -----
--------------------------------------------------------------------------------
     CRA Servicing Fee                                      0.20%
--------------------------------------------------------------------------------
     Other Operating Expenses                               1.18%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.93%
                                                                         -------
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements(1)                       0.93%
                                                                         -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
Reductions and/or Expense Reimbursements                                   1.00%
                                                                         -------
--------------------------------------------------------------------------------

(1) Community Development Fund Advisors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's average daily net assets until April 30, 2018 (the "expense cap"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the expense cap that was in place at the time of such fee reductions or expense reimbursements. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Community Development Fund (the "Trust," and its sole series thereunder, the "Fund"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2018.


EXAMPLE


This Example is intended to help you compare the cost of investing in Class A Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------
The Community Development Fund -- Class A Shares       $102         $516        $956         $2,178


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal period from April 29, 2016 (commencement of Fund operations) to December 31, 2016, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest in debt securities and other debt instruments that will cause shares of the Fund to be deemed to be qualified under the CRA so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them.

Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities") and (2) other investment grade fixed income securities.

Under normal circumstances, the Fund will seek to invest at least 90% of its net assets in debt securities and other debt instruments that the Fund's investment adviser believes will be CRA-qualifying. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Government National Mortgage Association ("Ginnie Mae"). The Fund may also invest in certain securities issued by the Small Business Administration and other U.S. Government agencies, authorities, instrumentalities and sponsored enterprises.

The Fund may invest in taxable municipal bonds whose primary purpose is community development. The Fund may also invest in tax-exempt municipal securities.

The Fund may invest in certificates of deposit that are insured by the Federal Deposit Insurance Corporation ("FDIC") and are issued by financial institutions that are (1) certified as Community Development Financial Institutions or (2) low-income credit unions, or minority- or women-owned and primarily lend or facilitate lending in low- and moderate-income ("LMI") areas or to LMI individuals to promote community development. Although as a general matter an institution's CRA activities will be evaluated based on the extent to which they benefit the institution's delineated assessment area(s) or a broader statewide or regional area that includes the institution's assessment area(s), deposits with low-income credit unions or minority- or women-owned financial institutions need not also benefit a shareholder's assessment area or the broader statewide or regional area to be CRA-qualified.

While the Fund is seeking to invest available cash in CRA-qualifying investment opportunities, the Fund may invest in money market instruments, debt securities issued or guaranteed by the US Government or its agencies, and, to a more limited extent, repurchase agreements, convertible securities, shares of exchange-traded funds ("ETFs"), or certain derivative instruments, including futures contracts, options and swaps, that provide exposure to one or a basket of securities that are consistent with the Fund's investment objectives. Under normal conditions the Fund would expect to invest less than 5% of its total assets in repurchase agreements, convertible securities, shares of ETFs, or derivative instruments.

PRINCIPAL RISKS


The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund's goals of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser (or the Fund's sub-adviser, Logan Circle Partners L.P., (the "Sub-Adviser")) to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund's investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRA-qualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.


CONVERTIBLE SECURITIES RISK -- Convertible securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.


DERIVATIVES RISK -- The Fund's use of derivatives is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.


EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.


FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.


INTEREST RATE RISK -- The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

INVESTMENT STYLE RISK -- The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

LEVERAGE RISK -- The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.


MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

PREPAYMENT RISK -- The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


REGIONAL FOCUS RISK -- To the extent that it focuses its investments in a particular geographic region for CRA accreditation purposes, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and states or municipalities within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

REPURCHASE AGREEMENT RISK -- Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

INVESTING IN THE FUND INVOLVES RISK, AND THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT GOALS. YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND, JUST AS YOU COULD WITH OTHER INVESTMENTS.

PERFORMANCE INFORMATION


The Fund commenced operations on April 29, 2016, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling toll-free to 1-844-445-4405.


MANAGEMENT

INVESTMENT ADVISER. Community Development Fund Advisors, LLC

INVESTMENT SUB-ADVISER. Logan Circle Partners L.P.

PORTFOLIO MANAGER. Alfio Leone, IV, CFA -- Portfolio Manager, has managed the Fund since its inception in 2016.

PURCHASE AND SALE OF FUND SHARES


The Fund's shares are offered on a continuous basis at net asset value ("NAV") per share.

The Fund's minimum initial investment for Class A Shares is $1,000,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases. Class A Shares of the Fund are available for purchase only by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them and by other institutional investors. Class A Shares currently are not offered to individual investors.

If you are considering investing in Class A Shares of the Fund, contact the Adviser toll-free at 1-844-445-4405. The Adviser will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase Class A Shares through certain financial intermediaries.

You may sell (redeem) your Class A Shares on any day when both the New York Stock Exchange ("NYSE") and the Fund's custodian are open for business ("Business Day"). Redemption requests must be in writing and sent to the Fund's transfer agent in one of the following ways:

     o    BY MAIL--Send to:

          REGULAR MAIL
          The Community Development Fund
          PO Box 2175
          Milwaukee, WI 53201


          OVERNIGHT MAIL
          The Community Development Fund
          C/O UMB Fund Services
          235 W Galena Street
          Milwaukee, WI 53212


You may also sell (redeem) your Class A Shares through your financial intermediary.

TAX INFORMATION

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax adviser regarding the rules governing your tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of the Fund's shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

The Fund's assets are managed by the Sub-Adviser under the direction of the Adviser. The Sub-Adviser manages the Fund's assets in a way that it believes will help the Fund achieve its goals and the Adviser oversees the Sub-Adviser's implementation of the Fund's investment strategy. The Adviser continuously monitors the performance of the Sub-Adviser (including trade execution), performs certain due diligence functions (such as assessment of changes in personnel or other developments at the Sub-Adviser or other service providers) and oversees the Sub-Adviser's compliance with the Fund's investment objectives, policies and guidelines, including the Fund's investments that are intended to qualify for CRA credit.

This prospectus describes the Fund's principal investment strategy. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI").


The investments and strategies described in this prospectus are those that the Adviser and Sub-Adviser use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, the Fund may invest up to 100% of its assets in cash, U.S. Government money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. Of course, there is no guarantee that any fund will achieve its investment goals. The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.


Unless otherwise explicitly stated herein, the investment goals and the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without shareholder approval.

COMMUNITY REINVESTMENT ACT OF 1977

The CRA requires the three federal bank supervisory agencies, the Federal Reserve Board ("FRB"), the Office of the Comptroller of the Currency ("OCC"), and the FDIC, to encourage most FDIC-insured financial institutions to help meet the credit needs of their local communities, including LMI neighborhoods, consistent with the safe and sound operation of such institutions. Each agency has promulgated substantially similar rules and regulatory guidance for evaluating and rating an institution's CRA performance which, as the following summary indicates, vary according to an institution's asset size and business strategy.(1)

RETAIL INSTITUTIONS


     o Large Banks and Large Savings Associations -- Institutions with assets of $1.226 billion or more as of December 31 for both of the prior two calendar years receive an overall CRA rating based on their performance on three tests: lending, investment, and service. The investment and service tests each comprise 25% of a Large Bank's or Large Savings Association's overall CRA rating.

     o Intermediate Small Banks and Intermediate Small Savings Associations -- Institutions with assets of at least $307 million as of December 31 for both of the prior two calendar years and less than $1.226 billion as of December 31 for either of the prior two calendar years receive an overall CRA grade based on their performance on two tests: lending and community development. The community development test considers an Intermediate Small Bank's or Intermediate Small



----------
(1) An institution's CRA performance can also be adversely affected by evidence of discriminatory or other illegal credit practices regardless of its asset size or business strategy.

          Savings Association's qualified investment, community development loan, and community development service activities.

     o Small Banks and Small Savings Associations -- Institutions with assets of less than $307 million as of December 31 for either of the prior two calendar years are subject only to a lending test but can use qualified investments to enhance their overall rating.


The above dollar figures, effective January 1, 2015, are annually adjusted based on the Consumer Price Index for Urban Wage Earners and Clerical Workers as reported by the federal bank regulatory agencies on December 19, 2014.

WHOLESALE OR LIMITED PURPOSE INSTITUTIONS

Institutions that are designated by their primary regulator as "wholesale" or "limited purpose" for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

STRATEGIC PLAN INSTITUTIONS

Institutions that elect to submit a Strategic Plan for CRA purposes can elect to be evaluated partially on their qualified investment performance.

CRA-QUALIFIED INVESTMENTS


In the Interagency Questions and Answers Regarding Community Reinvestment effective July 25, 2016 (the "2016 Q&A"), the three federal bank supervisory agencies (the "Agencies") state that nationwide funds are important sources of investments for LMI and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs. The supervisory agencies indicate that in most cases, qualified investments are required to be responsive to the community development needs of a financial institution's delineated CRA assessment area or a broader statewide or regional area that includes the institution's assessment area ("Assessment Area"). However, institutions that have been designated by their regulators as "wholesale" or "limited purpose" under the CRA may receive credit for qualified investments wholly outside of their Assessment Area, provided they have otherwise adequately addressed their Assessment Area needs. In addition, as indicated above, all CRA-subject institutions may receive CRA credit for deposits with low-income credit unions and minority- or women-owned financial institutions that primarily lend or facilitate lending in LMI areas or to LMI individuals to promote community development. These deposits need not also benefit a financial institution's Assessment Area or the broader statewide or regional area to be CRA-qualified.

The 2016 Q&A stated that investments in nationwide funds may be suitable investment opportunities, particularly for large financial institutions with a nationwide branch footprint. Also it stated that other financial institutions, including those with a nationwide business focus, may find such funds to be efficient investment vehicles to help meet community development needs in their Assessment Area(s) or the broader statewide or regional area that includes their Assessment Area(s). The 2016 Q&A further noted that prior to investing in such a fund, an institution should consider reviewing the fund's investment record to see if it is generally consistent with the institution's investment goals and the geographic considerations in the CRA regulations. The 2016 Q&A goes on to state that examiners will consider investments in nationwide funds that benefit the institution's Assessment Area(s), and that examiners will also consider investments in nationwide funds that benefit the broader statewide or regional area that includes the institution's Assessment Area(s).

It should be noted that previously published Interagency Questions and Answers Regarding Community Reinvestment ("Q&As") by the Agencies referenced nationwide funds. For example, the Q&A effective November 12, 2013 (the "2013 Q&A") adopted new and revised guidance that supplemented prior guidance from 2010 that removed burdensome reporting and earmarking requirements for both the shareholder institutions and nationwide funds. Specifically, the 2013 Q&A revised a previous Q&A that institutions that invest in nationwide funds may provide documentation from a nationwide fund to demonstrate the geographic benefit to its Assessment Area(s) or the broader statewide or regional area that includes its Assessment Area(s) and, at an institution's option, it could provide information that a fund has explicitly earmarked its projects or investments to certain investors. The Agencies in the 2013 Q&A document addressed the concern that side letters and earmarking of projects was burdensome on institutions and funds and have seemingly become mandatory by revising the relevant Q&A whereby it no longer expressly included the option for institutions to provide written documentation from the fund demonstrating earmarking, side letters, or pro-rata allocations.

The Fund generally holds CRA-qualifying investments with a primary purpose of community development that will directly or indirectly benefit one or more of a financial institution shareholder's Assessment Area(s) or a broader statewide or regional area that includes the shareholder's Assessment Area(s). The Adviser will provide each shareholder with information that reasonably demonstrates that the purpose, mandate, or function of the Fund is community development and includes serving geographies and/or individuals located within the institution's Assessment Area(s) or a broader statewide or regional area that includes the institution's Assessment Area(s), and the shareholder, at its option, may provide such documentation in connection with its CRA evaluation.

Each shareholder will indirectly own an undivided interest in all the Fund's investments. The Fund may also invest in securities that meet the Fund's community development investment objectives outside a shareholder's Assessment Area(s), especially when investment opportunities within the Assessment Area(s) are limited or unavailable.

Investments are not typically designated as CRA-qualifying at the time of issuance by any governmental agency. Accordingly, the Adviser must evaluate whether each potential investment may be CRA-qualifying with respect to a specific shareholder. The final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser's evaluation of securities as CRA-qualifying. If the Adviser learns that a security acquired for CRA purposes is not likely to be deemed CRA-qualifying, for example due to a change in circumstances pertaining to the security, ordinarily the Adviser would instruct the Sub-Adviser to cause the Fund to sell that security and instruct the Sub-Adviser to attempt to acquire a replacement security that the Adviser deems CRA-qualifying.


In determining whether a particular investment is qualified, the Adviser will assess whether the investment has as its primary purpose community development. The Adviser will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration's Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; (4) funds activities that revitalize or stabilize LMI areas, designated disaster areas, or nonmetropolitan middle-income areas that have been designated as distressed or underserved by the institution's primary regulator; or (5) supports, enables, or facilitates certain projects or activities that meet the "eligible uses" criteria described in the Housing and Economic Recovery Act of 2008. An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local, or tribal governments. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Adviser maintains documentation, readily available to a financial institution or its examiner, supporting its determination that a security is a qualifying investment for CRA purposes.


There may be a time lag between sale of the Fund's shares and the Fund's acquisition of a significant volume of investments consistent with the community development purpose of the Fund in a particular geographic area. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant area and other market factors. In some cases, the Adviser expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA-qualified investments in a particular area. The Adviser believes that investments in the Fund during these time periods will be considered CRA-qualified, because the purpose of the Fund is for community development and the Fund is likely to achieve a significant volume of investments after a reasonable period of time. However, the final determinations that securities are CRA-qualifying are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser's evaluation of securities as CRA-qualifying. As the Fund continues to operate, it may dispose of securities that were acquired for CRA-qualifying purposes, in which case the Adviser will normally instruct the Sub-Adviser to attempt to acquire a replacement security that would be CRA-qualifying.


FUND INVESTMENTS

Ginnie Mae securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac securities are issued by U.S. Government-sponsored enterprises. These securities are neither issued nor guaranteed by the United States Treasury and therefore, are not backed by the full faith and credit of the U.S. Government.

Taxable municipal bonds are rated as to their creditworthiness by various rating agencies.


The Fund may invest in mortgage-backed securities, such as those issued by Ginnie Mae, Freddie Mac and Fannie Mae, which generally pay monthly payments consisting of both interest and principal. The value of mortgage-backed securities is based on the underlying pools of mortgages that serve as the asset base for the securities.


The Fund may also invest in Federal Housing Administration ("FHA") project loans which are mortgage loans insured by the FHA.


Certificates of deposit ("CDs") are promissory notes issued by banks and other financial institutions for fixed periods of time at fixed rates of interest. The Fund may invest in CDs issued by Community Development Financial Institutions or other eligible depositories. Early withdrawal of CDs may result in penalties being assessed against the holder of the CDs.


The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the Fund's investment. If an institution with whom the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy under guidelines approved by the Board.

The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

Securities purchased by the Fund may include variable rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. In the case of variable rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer and the liquidity agent of a variable rate obligation default on the payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

The Fund also may invest in securities issued by other investment companies that may be CRA-qualifying, including money market funds and certain fixed income ETFs. Under normal conditions the Fund would expect to invest less than 5% of its total assets in securities issued by other investment companies.

The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objectives and could reduce the Fund's return and affect its performance during a market upswing.

MORE INFORMATION ABOUT RISKS

RISK INFORMATION

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser and the Sub-Adviser make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job the Adviser and the Sub-Adviser do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT PRINCIPAL RISKS

Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.


Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency ("FHFA") acting as their conservator, since 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae or Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. Government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

An investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objectives, since all investments are inherently subject to market risk. There also can be no assurance that either the Fund's investments or shares of the Fund will receive investment test credit or other credit under the CRA.

Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund's investment objectives. It is not known what changes, if any, will be made to the CRA over the life of the Fund. CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in the CRA might impact Fund operations and might pose a risk to the successful realization of the Fund's investment objectives. In addition, any premiums paid for securities that comply with the CRA may result in reduced yields or returns to the Fund.


Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue's credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund's ownership of that investment.


ASSET-BACKED SECURITIES -- Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.


CONVERTIBLE SECURITIES -- Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

CORPORATE FIXED INCOME SECURITIES -- Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

CREDIT -- Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations.


CYBERSECURITY -- With the increased use of the Internet and because information technology ("IT") systems and digital data underlie most of the Fund's operations, the Fund and its Adviser, Sub-Adviser, administrator, transfer agent, distributor and other service providers and the vendors of each (collectively

"Service Providers") are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks ("Cyber Risk"). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investments in such issuers to lose value.

DERIVATIVES -- Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease.


EXCHANGE-TRADED FUNDS -- The Fund may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets.

EXTENSION -- Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.


FIXED INCOME MARKET -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These risks may be heightened in a low interest rate environment. Due to recent events in the fixed income markets, including the Federal Reserve Board's recent and further likely increases in the target Federal Funds rate, the Fund may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.


Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.


Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser and the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

INTEREST RATE -- The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.


INVESTMENT STYLE -- Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

LEVERAGE -- Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY -- Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

MARKET -- Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.


MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include
(i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities ("CMBS"), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through securities, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (E.G., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

PREPAYMENT -- The Fund's investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.


REPURCHASE AGREEMENT -- Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

SWAP AGREEMENTS -- Swaps are centrally cleared or over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) without actually purchasing those stocks; to make an investment without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

U.S. GOVERNMENT SECURITIES -- Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

INVESTMENT ADVISER


Community Development Fund Advisors, LLC, located at 6255 Chapman Field Drive, Miami, Florida 33156, was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011. The Adviser is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The Adviser was organized to provide investment advice to the Fund. As of March 31, 2017, the Adviser had approximately $36.3 million in assets under management.

The Fund's assets are managed by the Sub-Adviser under the direction of the Adviser. The Sub-Adviser manages the Fund's assets in a way that it believes will help the Fund achieve its goals and the Adviser oversees the Sub-Adviser's implementation of the Fund's investment strategy. The Adviser continuously monitors the performance of the Sub-Adviser (including trade execution), performs certain due diligence functions (such as assessment of changes in personnel or other developments at the Sub-Adviser or other service providers) and oversees the Sub-Adviser's compliance with the Fund's investment objectives, policies and guidelines, including the Fund's investments that are intended to qualify for CRA credit. The Adviser will manage all CRA compliance and regulatory matters for the Fund and will direct the Sub-Adviser to seek investments for the Fund's portfolio based on shareholder Assessment Area(s) or broader statewide or regional area that include shareholder Assessment Area(s) and/or the ability for investments to provide CRA qualification. In exchange for its advisory services, the Adviser will receive a fee of 0.30% of the Fund's average daily net assets. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Fund.

The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund's business (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's average daily net assets until April 30, 2018. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the expense cap that was in place at the time of such fee reductions or expense reimbursements. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2018. For the fiscal period from April 29, 2016 (commencement of Fund operations) to December 31, 2016, the Adviser did not receive any advisory fees (after fee waivers) from the Fund.

Additionally, pursuant to a CRA Servicing Plan (as defined below) that has been approved by the Board, the Adviser will maintain books and records that document that the Fund generally holds CRA-qualifying investments with a primary purpose of community development and explicitly earmark for CRA-qualifying purposes specific securities to specific shareholders and track shareholder Assessment Areas. The Adviser will then provide reports to shareholders for CRA qualification purposes and will maintain an e-mail address and phone number through which shareholders can contact the Adviser with CRA compliance related inquires. These shareholder services will be provided by the Adviser separate and apart from the advisory agreement. For the shareholder services it provides, the Adviser will be paid 0.20% of the Fund's average daily net assets. Additional information about the CRA Servicing Plan is included in the "Distribution and CRA Servicing Plans" section below.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders dated June 30, 2016, which covers the period from the Fund's inception to June 30, 2016.


The Adviser may pay compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of Class A Shares of the Fund.

INVESTMENT SUB-ADVISER


Logan Circle Partners L.P., a Pennsylvania limited partnership founded in 2007, serves as the investment sub-adviser to the Fund. The Sub-Adviser's principal place of business is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. The Sub-Adviser selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board. As of December 31, 2016, the Sub-Adviser had approximately $33 billion in assets under management.


The Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated January 20, 2016 under which the Sub-Adviser provides sub-advisory services to the Fund. For its services provided pursuant to the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser at an annual rate of 0.15% of the Fund's average daily net assets.


A discussion regarding the basis for the Board's approval of the Fund's investment sub-advisory agreement is available in the Fund's Semi-Annual Report to Shareholders dated June 30, 2016, which covers the period from the Fund's inception to June 30, 2016.


PORTFOLIO MANAGER


Alfio Leone, IV, CFA, is a portfolio manager and leads the structured products team of the Sub-Adviser. Mr. Leone is involved with all core-based products managed by the Sub-Adviser. Prior to joining the Sub-Adviser, he worked as a structured products trader at Delaware Investments and as a residential ratings analyst at Fitch Ratings. Mr. Leone received a Bachelor of Science degree in accounting and a Masters of Business Administration with a concentration in finance from Villanova University.


PURCHASING AND SELLING FUND SHARES

This prospectus describes the Class A Shares of the Fund.

The Fund expects that Fund investors that are subject to examination for CRA compliance will seek favorable regulatory consideration of their Fund investment under the CRA; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. At the time of an investment in the Fund, an investor that meets the $1,000,000 minimum investment threshold may request to have its investment amount invested in particular areas of the United States as its preferred geographic focus or designated target region solely for CRA accreditation purposes. However, there is no guarantee that investments will be made in designated target regions or that shares will be eligible for CRA credit. Each shareholder's returns will be based on the investment performance of the Fund's blended overall portfolio of investments and not just on the performance of the assets, if any, in the designated target region(s) selected by that shareholder.

HOW TO PURCHASE FUND SHARES


The Fund's shares are offered on a continuous basis at NAV per share.


If your request to buy Class A Shares of the Fund is received in proper form by the Fund's transfer agent by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined. If your request to buy Class A Shares of the Fund is received in proper form by the Fund's transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share next determined on the next Business Day. A purchase request is considered to be "in proper form" when all necessary information is provided and all required documents are properly completed, signed and delivered. See "Purchases by Wire Transfer" and "Purchases by Mail" below.

The minimum initial investment for Class A Shares is $1,000,000. The Fund reserves the right in its discretion to vary or waive the minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

The Adviser may pay additional compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of Class A Shares of the Fund.

PURCHASES BY WIRE TRANSFER

You may purchase shares by making a wire transfer of federal funds to UMB Fund Services, Inc., the Fund's transfer agent. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

     UMB Bank, N.A.
     1010 Grand Blvd
     Kansas City, MO 64106
     ABA #: 101000695
     A/C: 9872190378

     For Credit to: The Community Development Fund
     For further credit to: (Your Name)
     Investor Account Number: (Your Acct. No.)
     Name or Account Registration
     SSN or TIN

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) along with a corporate resolution dated within 60 days verifying the authorized signers to the Fund (1) by fax to the Fund's transfer agent at 1-414-299-2178 or (2) by mail to:

     REGULAR MAIL
     The Community Development Fund
     PO Box 2175
     Milwaukee, WI 53201


     OVERNIGHT MAIL
     The Community Development Fund
     C/O UMB Fund Services
     235 W Galena Street
     Milwaukee, WI 53212


PURCHASES BY MAIL

To purchase Class A Shares by mail, complete an account application, including the name in which the account is registered and the account number. Mail the completed application and a check payable to The Community Development Fund to:

     REGULAR MAIL
     The Community Development Fund
     PO Box 2175
     Milwaukee, WI 53201


     OVERNIGHT MAIL
     The Community Development Fund
     C/O UMB Fund Services
     235 W Galena Street
     Milwaukee, WI 53212


Initial share purchases must be accompanied by a completed new account application and a corporate resolution dated within 60 days verifying the authorized signers. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.

You will receive a statement showing the number of Class A Shares purchased, the NAV at which your shares were purchased, and the new balance of Class A Shares owned each time you purchase Class A Shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

All applications to purchase Class A Shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

PRICING OF FUND SHARES

The price of the Fund's Class A Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. You can buy and sell Class A Shares of the Fund on any Business Day. The Fund will not price its Class A Shares on national holidays or other days when either the NYSE or the Fund's custodian is closed for trading (the Fund's custodian is closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas
Day). NAV per share for Class A Shares is calculated by dividing the total value of the Fund's assets attributable to Class A Shares after subtracting liabilities attributable to Class A Shares by the number of outstanding Class A Shares. The Fund's portfolio securities are valued at market value based on independent third party pricing. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

PURCHASES OF SHARES THROUGH A FINANCIAL INTERMEDIARY

Class A Shares of the Fund may be available through financial intermediaries. Certain features of the Fund's Class A Shares, such as the initial investment minimum, may be modified or waived by a financial intermediary. A financial intermediary may impose transaction or administrative charges or other direct fees. Therefore, you should contact the financial intermediary acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Class A Shares and should read this prospectus in light of the terms governing your accounts with the financial intermediary.

Financial intermediaries will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients and customers. A financial intermediary or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment and the order received by the Fund no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the financial intermediary could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or, if applicable, its authorized designee accepts a purchase or redemption order in proper form, provided payment and the order are received by the Fund on the following Business Day. Orders received by the Fund in proper form will be priced at the NAV for Class A Shares next computed after they are accepted by the financial intermediary or its authorized designee.

For further information as to how to direct a financial intermediary to purchase or redeem Class A Shares of the Fund on your behalf, you should contact your financial intermediary.

If the Fund's transfer agent cannot locate an investor for a period of time specified by appropriate state law, the investor's account may be deemed legally abandoned and then escheated (transferred) to the state's unclaimed property administrator in accordance with statutory requirements.

EXCHANGE OF SECURITIES

The Fund may issue Class A Shares in exchange for securities owned by an investor. The Fund will issue its Class A Shares only in exchange for securities that are determined by the Adviser and the Sub-Adviser to be appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies and current holdings. To determine the number of Class A Shares that will be issued in the exchange, the investor's securities will be valued by the method used for valuing the Fund's portfolio securities.

To discuss arrangements for purchasing Class A Shares of the Fund in exchange for your securities, contact the Adviser toll-free at 1-844-445-4405.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

In accordance with the policy adopted by the Board, the Fund discourages mutual fund market timing and requires the Fund's service providers to maintain adequate procedures designed to provide reasonable assurance that market timing activity will be identified and terminated. Mutual fund market timing involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies, harm the performance of the Fund, dilute the value of Fund shares and increase brokerage and administrative costs.

Pursuant to this policy, which applies to all accounts investing in the Fund, the Fund's service providers are specifically prohibited from knowingly opening accounts for the purpose of market timing in the Fund, entering client trades for the purpose of market timing, processing exchanges or switches for the purpose of market timing and assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of mutual fund market timing.

The Fund's Chief Compliance Officer shall report any suspected market timing activity in the Trust promptly to the Board. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries. The Fund reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (I.E., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. A shareholder will be considered to be engaging in excessive short-term trading in the Fund if the shareholder conducts four or more "round trips" in the Fund in any twelve-month period or if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

The Fund, in its sole discretion, also reserves the right to reject any purchase request for any reason without notice.

Judgments with respect to implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policies, the Fund may consider (to the extent reasonably available) an investor's trading history in accounts under common ownership, influence or control and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make payment. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the SEC, or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all Class A Shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

DISTRIBUTION AND CRA SERVICING PLANS


DISTRIBUTOR

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the "Distributor"). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser or any other service providers for the Fund.


DISTRIBUTION PLAN


The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") with respect to its Class A Shares. The Distribution Plan allows the Fund to pay fees for the sale and distribution of Class A Shares and for shareholder services provided to the holders of Class A Shares. Because they are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Distribution Plan, the Fund may pay the Distributor up to 0.25% per year of the Fund's average daily net assets attributable to its Class A Shares. If you hold your Class A Shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of FINRA.


CRA SERVICING PLAN


The Adviser will maintain books and records that explicitly earmark for CRA-qualifying purposes specific securities to specific shareholders. The Fund has adopted a CRA servicing plan (the "CRA Servicing Plan") with respect to Class A Shares that allows such Class A Shares to pay the Adviser a fee in connection with the ongoing CRA recordkeeping and compliance services provided to shareholders at an annual rate of up to 0.20% of average daily net assets of the Class A Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION


Portfolio holdings information for the Fund can be obtained on the Internet at the following address: www.CommunityDevelopmentFund.com (the "Portfolio Holdings Website"). Five calendar days after each month end, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. The Adviser may exclude any portion of the Fund's portfolio holdings from such publication when deemed in the best interest of the Fund. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional Class A Shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

TAXES


The following is a summary of certain United States tax considerations of investing in the Fund under current law, which may be subject to change in the future. The discussion relates solely to investors that are taxable financial institutions. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.

Distributions attributable to any excess of net long-term capital gain over short-term capital loss are generally taxable to you as long-term capital gains regardless of how long you have held your shares.

Because the Fund will invest in debt securities and not in equity securities of corporations, Fund distributions will generally not be eligible for the corporate dividends-received deduction for corporate shareholders. Distributions attributable to the Fund's net capital gain, if any, are generally taxable to you as capital gains.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you purchase Fund shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize capital gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. But, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes do not generally apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases and sales of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. For all methods except specific lot identification, the Fund redeems non-covered shares first until they are depleted and then applies your elected method to your covered shares. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

THE SAI CONTAINS MORE INFORMATION ABOUT TAXES.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Tait, Weller & Baker LLP are included in the Fund's 2016 Annual Report, which is available upon request by calling the Fund at 1-844-445-4405.

--------------------------------------------------------------------------------
                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                       FOR THE PERIOD ENDED
                                                        DECEMBER 31, 2016*
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:(1)
--------------------------------------------------------------------------------
  Net Investment Income                                         0.03
--------------------------------------------------------------------------------
  Net realized and unrealized loss on                          (0.22)
  investments
--------------------------------------------------------------------------------
  Total loss from operations                                   (0.19)
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
--------------------------------------------------------------------------------
  Net investment income                                        (0.04)
--------------------------------------------------------------------------------
  Net realized gains                                           (0.10)
--------------------------------------------------------------------------------
  Return of capital                                            (0.00)^
--------------------------------------------------------------------------------
Total dividends and distributions                              (0.14)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $9.67
--------------------------------------------------------------------------------
TOTAL RETURN+                                                  (1.89)%
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period                                   $29,860
  ($ Thousands)
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets
  (including waivers and reimbursements)                        1.00%(2)
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets
  (excluding waivers and                                        1.93%(2)
  reimbursements)
--------------------------------------------------------------------------------
  Ratio of net investment income to                             0.47%(2)
  average net assets
--------------------------------------------------------------------------------
  Portfolio turnover rate                                         85%(3)
--------------------------------------------------------------------------------

*    THE FUND COMMENCED OPERATIONS ON APRIL 29, 2016.
^    AMOUNT REPRESENTS LESS THAN $(0.005).
(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.
(2)  ANNUALIZED.
(3)  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN
     ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURN SHOWN DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED ITS FEE AND/OR REIMBURSED OTHER EXPENSES.

                         THE COMMUNITY DEVELOPMENT FUND

INVESTMENT ADVISER

Community Development Fund Advisors, LLC
6255 Chapman Field Drive
Miami, Florida 33156

INVESTMENT SUB-ADVISER


Logan Circle Partners L.P.
1717 Arch Street, Suite 1500
Philadelphia, PA 19103


DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


The SAI, dated May 1, 2017, as it may be amended from time to time, includes more detailed information about The Community Development Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance.


To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 1-844-445-4405

By Mail: The Community Development Fund

     REGULAR MAIL
     The Community Development Fund
     PO Box 2175
     Milwaukee, WI 53201


     OVERNIGHT MAIL
     The Community Development Fund
     C/O UMB Fund Services
     235 W Galena Street
     Milwaukee, WI 53212

By Internet: www.CommunityDevelopmentFund.com


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Community Development Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

The Community Development Fund's Investment Company Act File No. is 811-23080.